                                                         EXHIBIT 4




Number                                                   Class [    ] Shares

                            Nuveen Flagship Municipal Trust

                               [Name of Series]

         Organized Under the Laws of the Commonwealth of Massachusetts

This is to certify that                             See Reverse for
                                                Certain Definitions
is the owner of

CUSIP [        ]

                Fully Paid and Non-Assessable Class [    ] Shares
___________________________________________________________________________

of beneficial interest, with the par value of one-cent ($.01) each, of the [Name of Series] series of the Nuveen Flagship Municipal Trust (herein called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Declaration of Trust establishing the Trust as a Massachusetts business trust and any amendments thereto and any designation of classes, and the By-Laws of the Trust, and any amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof expressly assents. This certificate is executed on behalf of the Trust by the officers as officers and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust. This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS THE FACsimile signatures of its duly authorized officers.

                                                         Dated:

                                                         Nuveen Flagship
                                                           Municipal Trust

Assistant Secretary, Nuveen Flagship Municipal Trust     Chairman, Nuveen
                                                           Flagship Municipal
                                                           Trust

                            Nuveen Flagship Municipal Trust

                               [Name of Series]

Nuveen Flagship Municipal Trust (the "Trust") will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitation as to dividends, qualifications and terms and conditions of redemption and relative rights and preferences of the shares of each class or series of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________ Custodian ____________ under Uniform gifts
                      (Cust)                 (Minor)

to Minors Act ____________
                (State)
Additional abbreviations may also be used though not in the above list.

__________________________________________________________________________

For value received,____________ hereby sell, assign and transfer unto

_____________________________________
Please insert social security or other identifying number of assignee


___________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

_____________________________________________________________________________

___________________________________________________________________ Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________

________________________________________________________________Attorney to
transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, _________________________      NOTICE:  The signature to this assignment
                                      must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Owner___________________________      The signature(s) must be guaranteed by one
                                      of the following entities:  U.S. bank,
                                      trust company, credit union, savings
                                      association, or foreign bank having a U.S.
                                      correspondent bank:  a U.S. registered
                                      securities dealer or broker, municipal
                                      securities dealer or broker, or government securities dealer or broker; or a national securities exchange, registered securities association or clearing agency.

Signature of Co-Owner, if any
_________________________________

Signature(s) guaranteed by:

________________________________________________________________________________

PLEASE NOTE:  This document contains a watermark when viewed at an angle.  It is
invalid without this watermark:                                       NUVEEN
________________________________________________________________________________

                       This Space Must Not Be Covered In Any Way